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                                                                   EXHIBIT 10.24


                                                                  April 22, 2003



Citicorp North America, Inc.
as Administrative Agent
390 Greenwich Street
New York, New York 10013

The Lenders signatory to the Credit
Agreement referred to below


          $305,000,000 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

Ladies and Gentlemen:


We refer to the Amended and Restated Revolving Credit Agreement dated as of April 4, 2003, among the undersigned, as Borrower, the Lenders, the Issuers (as defined therein), Citicorp North America, as administrative agent for the Lenders and the Issuers (in such capacity, the "ADMINISTRATIVE AGENT"), Fleet National Bank as documentation agent and Salomon Smith Barney Inc. as sole arranger and sole book manager (the "CREDIT AGREEMENT").


This letter shall serve as notice that, pursuant to the requirements of SECTION
2.19 (FACILITY INCREASE) of the Credit Agreement, the undersigned hereby requests an increase in the aggregate Revolving Credit Commitments by $10,000,000 (the "FACILITY INCREASE"). The Facility Increase is being offered to all existing Lenders, but we understand that Washington Mutual Bank, FA has agreed to participate in the Facility Increase for the full $10,000,000 should none of the other existing Lenders wish to participate.


Consistent with Section 2.19, we hereby certify that as of the date hereof, (i) the Borrower is in PRO FORMA compliance with the financial covenants set forth in ARTICLE V (FINANCIAL COVENANTS) of the Credit Agreement and (ii) that no Default or Event of Default has occurred and is continuing.



                                           Very truly yours,

                                           TECHNICAL OLYMPIC USA, INC.




                                           By: /s/ Tommy L. McAden
                                              ----------------------------------
                                                 Name: Tommy L. McAden
                                                 Title: Vice President - Finance
                                                        and Administration and
                                                        Chief Financial Officer